Significant Risks and Uncertainties	12 Months Ended
Dec. 31, 2015
Significant Risks and Uncertainties [Abstract]
Significant Risks and Uncertainties
Note 19 – Significant Risks and Uncertainties

Our primary business objective is to increase our available cash for dividends to our stockholders by assisting the Partnership in executing its business strategy. We may facilitate the Partnership’s growth through various forms of financial support, including, but not limited to, modifying the Partnership’s IDRs, exercising the Partnership’s IDR reset provision contained in its partnership agreement, making loans, making capital contributions in exchange for yielding or non-yielding equity interests or providing other financial support to the Partnership, if needed, to support its ability to make distributions. In addition, we may acquire assets that could be candidates for acquisition by the Partnership, potentially after operational or commercial improvement or further development.

Nature of the Partnership’s Operations in Midstream Energy Industry

The Partnership operates in the midstream energy industry. Its business activities include gathering, processing, fractionating and storage of natural gas, NGLs and crude oil. The Partnership’s results of operations, cash flows and financial condition may be affected by changes in the commodity prices of these hydrocarbon products and changes in the relative price levels among these hydrocarbon products. In general, the prices of natural gas, NGLs, condensate and other hydrocarbon products are subject to fluctuations in response to changes in supply, market uncertainty and a variety of additional factors that are beyond our control.

The Partnership’s profitability could be impacted by a decline in the volume of crude oil, natural gas, NGLs and condensate transported, gathered or processed at our facilities. A material decrease in natural gas or condensate production or condensate refining, as a result of depressed commodity prices, a decrease in exploration and development activities, or otherwise, could result in a decline in the volume of crude oil, natural gas, NGLs and condensate handled by our facilities.

A reduction in demand for NGL products by the petrochemical, refining or heating industries, whether because of (i) general economic conditions, (ii) reduced demand by consumers for the end products made with NGL products, (iii) increased competition from petroleum-based products due to the pricing differences, (iv) adverse weather conditions, (v) government regulations affecting commodity prices and production levels of hydrocarbons or the content of motor gasoline or (vi) other reasons, could also adversely affect the Partnership’s results of operations, cash flows and financial position.

The principal market risks are exposure to changes in commodity prices, as well as changes in interest rates.

Commodity Price Risk

A majority of the revenues from the gathering and processing business are derived from percent-of-proceeds contracts under which the Partnership receives a portion of the natural gas and/or NGLs or equity volumes as payment for services. The prices of natural gas and NGLs are subject to market fluctuations in response to changes in supply, demand, market uncertainty and a variety of additional factors beyond the Partnership’s control.

In an effort to reduce the variability of our cash flows, the Partnership has entered into derivative financial instruments to hedge the commodity price associated with a significant portion of its expected natural gas, NGL equity volumes and condensate equity volumes through 2018 by entering into financially settled derivative transactions. Historically, these transactions have included both swaps and purchased puts (or floors) and calls (or caps) to hedge additional expected equity commodity volumes without creating volumetric risk. The Partnership hedges a higher percentage of its expected equity volumes in the earlier future periods. With swaps, the Partnership typically receives an agreed upon fixed price for a specified notional quantity of natural gas or NGLs and pays the hedge counterparty a floating price for that same quantity based upon published index prices. Since the Partnership receives from its customers substantially the same floating index price from the sale of the underlying physical commodity, these transactions are designed to effectively lock-in the agreed fixed price in advance for the volumes hedged. In order to avoid having a greater volume hedged than actual equity volumes, the Partnership typically limits its use of swaps to hedge the prices of less than its expected natural gas and NGL equity volumes. The Partnership’s commodity hedges may expose it to the risk of financial loss in certain circumstances.

The Partnership’s net income and cash flows are subject to volatility stemming from changes in commodity prices and interest rates. To reduce the volatility of our cash flows, the Partnership has entered into derivative financial instruments related to a portion of its equity volumes to manage the purchase and sales prices of commodities. We also monitor NGL inventory levels with a view to mitigating losses related to downward price exposure.

Interest Rate Risk

We and the Partnership are exposed to changes in interest rates, primarily as a result of variable rate borrowings under our and the Partnership’s credit facilities.

Counterparty Risk – Credit and Concentration

Derivative Counterparty Risk

Where the Partnership is exposed to credit risk in our financial instrument transactions, management analyzes the counterparty’s financial condition prior to entering into an agreement, establishes credit and/or margin limits and monitors the appropriateness of these limits on an ongoing basis. Generally, management does not require collateral and does not anticipate nonperformance by our counterparties.

The Partnership has master netting provisions in the International Swap Dealers Association agreements with all of its derivative counterparties. These netting provisions allow the Partnership to net settle asset and liability positions with the same counterparties, and would reduce its maximum loss due to counterparty credit risk by $7.6 million as of December 31, 2015. The range of losses attributable to the Partnership’s individual counterparties would be between $0.4 million and $38.9 million, depending on the counterparty in default.

The credit exposure related to commodity derivative instruments is represented by the fair value of contracts with a net positive fair value, representing expected future receipts, at the reporting date. At such times, these outstanding instruments expose the Partnership to losses in the event of nonperformance by the counterparties to the agreements. Should the creditworthiness of one or more of the counterparties decline, the ability to mitigate nonperformance risk is limited to a counterparty agreeing to either a voluntary termination and subsequent cash settlement or a novation of the derivative contract to a third party. In the event of a counterparty default, the Partnership may sustain a loss and its cash receipts could be negatively impacted.

Customer Credit Risk

We extend credit to customers and other parties in the normal course of business. We have established various procedures to manage our credit exposure, including initial credit approvals, credit limits and terms, letters of credit, and rights of offset. We also use prepayments and guarantees to limit credit risk to ensure that our established credit criteria are met. The following table summarizes the activity affecting our allowance for bad debts:

	2015	2014	2013
Balance at beginning of year	$—	$1.1	$0.9
Additions	0.1	—	0.2
Deductions	—	(1.1)	—

Balance at end of year	$0.1	$—	$1.1

Significant Commercial Relationship

During the years ended December 31, 2015, 2014 and 2013, the Partnership did not have any commercial relationships that exceeded 10% of consolidated revenues.

During the year ended December 31, 2015, ONEOK Hydrocarbon L.P. accounted for 12% of the Partnership’s consolidated purchases with a supplier. During the years ended December 31, 2014 and 2013, the Partnership did not have any suppliers that exceeded 10% of our consolidated product purchases.

Casualty or Other Risks

We maintain coverage in various insurance programs, which provides us and the Partnership with property damage, business interruption and other coverages which are customary for the nature and scope of our operations. The majority of the insurance costs described above are allocated to the Partnership by us through the Partnership Agreement described in Note 16.

Management believes that we have adequate insurance coverage, although insurance may not cover every type of interruption that might occur. As a result of insurance market conditions, premiums and deductibles may change overtime, and in some instances, certain insurance may become unavailable, or available for only reduced amounts of coverage. As a result, we may not be able to renew existing insurance policies or procure other desirable insurance on commercially reasonable terms, if at all.

If we or the Partnership were to incur a significant liability for which we were not fully insured, it could have a material impact on our consolidated financial position and results of operations. In addition, the proceeds of any such insurance may not be paid in a timely manner and may be insufficient if such an event were to occur. Any event that interrupts the revenues generated by us or the Partnership, or which causes us or the Partnership to make significant expenditures not covered by insurance, could reduce our or the Partnership’s ability to meet our financial obligations. Furthermore, even when a business interruption event is covered, it could affect interperiod results as we would not recognize the contingent gain until realized in a period following the incident.